AB Multi-Manager Select 2030 Fund

Portfolio of Investments

October 31, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 100.1%
Funds and Investment Trusts - 100.1% (a)
AB All Market Real Return Portfolio-Class Z (b)	331,260	$2,842,215
AB Bond Inflation Strategy Portfolio-Class Z (b)	130,016	1,404,173
AB Discovery Growth Fund, Inc.-Class Z (b)	248,429	2,794,829
AB Discovery Value Fund-Class Z (b)	217,079	4,217,852
AB Global Bond Fund, Inc.-Class Z (b)	1,118,440	9,652,139
AB Global Real Estate Investment Fund II-Class I (b)	351,517	4,351,775
AB High Income Fund, Inc.-Class Z (b)	1,394,798	11,437,345
AB Relative Value Fund-Class Z (b)	1,249,628	7,210,355
AB Unconstrained Bond Fund, Inc.-Class Z (b)	181,077	1,414,213
AQR International Defensive Style Fund-Class R6	427,743	5,757,414
AQR Style Premia Alternative Fund-Class R6	163,451	1,400,771
BlackRock Total Return Bond Fund-Class K	235,025	2,810,900
Boston Partners Long/Short Research Fund-Class INS	545,464	8,531,060
DFA Commodity Strategy Portfolio	1,035,514	5,653,909
Franklin Growth Fund-Class R6	12,253	1,367,301
iShares Core S&P 500 ETF	92,084	28,082,857
MFS Institutional International Equity Fund	106,012	2,893,060
PIMCO Real Return Fund	376,481	4,209,057
Schwab US Dividend Equity ETF	206,076	11,441,339
T. Rowe Price Emerging Markets Stock Fund-Class I	65,898	2,895,556
T. Rowe Price International Funds-International Discovery Fund-Class I	22,322	1,454,700
Vanguard FTSE Developed Markets ETF	271,590	11,515,416
Vanguard FTSE Emerging Markets ETF	68,319	2,859,150
Vanguard Short-Term Bond ETF (c)	26,602	2,153,964
Vanguard Total Bond Market ETF	49,820	4,210,288

Total Investment Companies (cost $138,184,963)		142,561,638

SHORT-TERM INVESTMENTS - 0.9%
Investment Companies - 0.9%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 1.78% (a)(b)(d) (cost $1,274,365)	1,274,365	1,274,365

Total Investments Before Security Lending Collateral - 101.0% (cost $139,459,328)		143,836,003

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED - 0.1%
Investment Companies - 0.1%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 1.78% (a)(b)(d) (cost $66,000)	66,000	66,000

Total Investments - 101.1% (cost $139,525,328) (e)	$143,902,003
Other assets less liabilities - (1.1)%	(1,509,965)

Net Assets - 100.0%	$142,392,038

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	Represents entire or partial securities out on loan.
(d)	The rate shown represents the 7-day yield as of period end.
(e)

As of October 31, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $5,885,053 and gross unrealized depreciation of investments was $(1,508,378), resulting in net unrealized appreciation of $4,376,675.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2030 Fund

October 31, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$142,561,638	$	– 0	–	$	– 0	–	$142,561,638
Short-Term Investments	1,274,365		– 0	–		– 0	–	1,274,365
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	66,000		– 0	–		– 0	–	66,000

Total	$143,902,003	$	– 0	–	$	– 0	–	$143,902,003

A summary of the Fund’s transactions in AB mutual funds for the three months ended October 31, 2019 is as follows:

													Distributions
Affiliated Issuer	Market Value 7/31/19 (000)		Purchases at Cost (000)	Sales Proceeds (000)			Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)		Market Value 10/31/19 (000)	Dividend Income (000)			Realized Gains (000)
AB All Market Real Return Portfolio	$2,705		$95	$	– 0	–	$	– 0	–	$42		$2,842	$	– 0	–	$	– 0	–
AB Bond Inflation Strategy Portfolio	1,372		68		34			1		(3)		1,404		12			– 0	–
AB Discovery Growth Fund, Inc.	2,712		297		– 0	–		– 0	–	(214)		2,795		– 0	–		– 0	–
AB Discovery Value Fund	4,090		224		97			(2)		3		4,218		– 0	–		– 0	–
AB Global Bond Fund, Inc.	9,834		2,888		3,134			171		(107)		9,652		53			– 0	–
AB Global Real Estate Investment Fund II	4,066		101		120			6		299		4,352		17			– 0	–
AB High Income Fund, Inc.	10,969		896		348			(5)		(75)		11,437		184			– 0	–
AB Relative Value Fund	8,208		380		1,610			(54)		286		7,210		– 0	–		– 0	–
AB Unconstrained Bond Fund, Inc.	1,323		109		– 0	–		– 0	–	(18)		1,414		11			– 0	–
Government Money Market Portfolio	478		13,787		12,991			– 0	–	– 0	–	1,274		4			– 0	–
Government Money Market Portfolio*	– 0	–	979		913			– 0	–	– 0	–	66		– 0	–**		– 0	–

Total	$45,757		$19,824		$19,247			$117		$213		$46,664		$281		$	– 0	–

*	Investments of cash collateral for securities lending transactions.
**	Amount less than $500.